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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                OCTOBER 27, 2003

                               HALLIBURTON COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

STATE OR OTHER                      COMMISSION                IRS EMPLOYER
JURISDICTION                        FILE NUMBER               IDENTIFICATION
OF INCORPORATION                                              NUMBER

DELAWARE                              1-3492                  NO. 75-2677995


                            1401 MCKINNEY, SUITE 2400
                              HOUSTON, TEXAS 77010
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                       INCLUDING AREA CODE - 713-759-2600

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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         We are reformatting certain items from our Annual Report on Form 10-K for the year ended December 31, 2002 in order to update all segment information to reflect the new segment structure as disclosed in our June 30, 2003 Form 10-Q. The new segment structure results from second quarter 2003 organizational changes. The previous Energy Services Group segment has been restructured into four divisions, each of which is now reported as a separate segment. Our Engineering and Construction Group segment remains unchanged.

         We grouped product lines in order to better align ourselves with how our customers procure our services, and to capture new business and achieve better integration, including joint research and development of new products and technologies and other synergies. The new segments result from changes in the way our chief executive officer (our chief operating decision maker) now regularly reviews operating results, assesses performance and allocates resources. The affected items of the Form 10-K are the following:

              - Item 1. Business - "General description of business", "Description of services and products", "Dispositions in 2002", and "Customers and backlog";

              -   Item 2. Properties;

              -   Item 6. Selected Financial Data;

              -   Item 7. Management's Discussion and Analysis of Financial
                          Condition and Results of Operations:

                      -   Business Environment;

                      -   Results of Operations in 2002 Compared to 2001;

                      -   Results of Operations in 2001 Compared to 2000;

                      -   Liquidity and Capital Resources;

                      -   Reorganization of Business Operations; and

                      -   Forward-Looking Information - "Legal".

              -   Item 8. Financial Statements and Supplementary Data

                      -   Independent Auditor's Report;

                      - Note 1 - "Significant Accounting Policies" under the headings "Description of Company", "Research and development", and "Goodwill";

                      - Note 2 - "Acquisitions and Dispositions" under the headings "Magic Earth acquisition", "PES acquisition", "PGS Data Management acquisition", "European Marine Contractors Ltd. disposition", "Subsea 7 formation", and "Bredero-Shaw disposition"; and

                      -   Note 4 - "Business Segment Information".


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         In order to preserve the nature and character of the disclosures set forth in such items as originally filed, this report speaks as of the date of the original filing, and we have not updated the disclosures in this report to the date of this filing, except to reflect the new segment structure. While this report primarily relates to the historical periods covered, events may have taken place since the original filing that might have been reflected in this report if they had taken place prior to the original filing. All information contained in this report is subject to updating and supplementing as provided in our reports filed with the Securities and Exchange Commission subsequent to the date of the original filing of the 2002 Annual Report on Form 10-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c). Exhibits

         23.1     Independent Auditors' Consent

         23.2     Notice Regarding Consent of Arthur Andersen LLP

         99.1 Adjusted Item 1. Business - Annual Report on Form 10-K for the year ended December 31, 2002

         99.2 Adjusted Item 2. Properties - Annual Report on Form 10-K for the year ended December 31, 2002

         99.3 Adjusted Item 6. Selected Financial Data - Annual Report on Form 10-K for the year ended December 31, 2002

         99.4 Adjusted Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Annual Report on Form 10-K for the year ended December 31, 2002

         99.5     Adjusted Item 8. Financial Statements and Supplementary Data
                  - Annual Report on Form 10-K for the year ended December 31, 2002

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HALLIBURTON COMPANY


Date: October 27, 2003                      By: /s/ MARGARET E. CARRIERE
                                               ---------------------------------
                                               Margaret E. Carriere
                                               Vice President and Secretary


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

 23.1       Independent Auditors' Consent

 23.2       Notice Regarding Consent of Arthur Andersen LLP

 99.1 Adjusted Item 1. Business - Annual Report on Form 10-K for the year ended December 31, 2002

 99.2 Adjusted Item 2. Properties - Annual Report on Form 10-K for the year ended December 31, 2002

 99.3 Adjusted Item 6. Selected Financial Data - Annual Report on Form 10-K for the year ended December 31, 2002

 99.4 Adjusted Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Annual Report on Form 10-K for the year ended December 31, 2002

 99.5 Adjusted Item 8. Financial Statements and Supplementary Data - Annual Report on Form 10-K for the year ended December 31, 2002